Exhibit 99.1

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

Quarter Ended June 30, 2009

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

June 30, 2009

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Income Statement-Proportionate Consolidation Method-Three Months Ended June 30, 2009 and June 30, 2008	4
Income Statement-Proportionate Consolidation Method-Six Months Ended June 30, 2009 and June 30, 2008	5
Net Operating Income-Three Months Ended June 30, 2009 and June 30, 2008	6
Net Operating Income-Six Months Ended June 30, 2009 and June 30, 2008	7
Computation of Earnings per Share	8
Funds From Operations and Funds Available for Distribution	9

Operating Statistics
Leasing Activity Summary	10
Summarized Rent Per Square Foot and Occupancy Percentages	11
Mall Sales and Rent Per Square Foot	12
Mall Occupancy-Owned GLA	13
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	14
Top Twenty Tenants	15
Lease Expirations	16
Gross Leasable Area Summary	17
Property Information	18

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	21
Balance Sheet-Property Type	22
Investment in Real Estate	23
Property Redevelopment and Repositioning Summary	25
Development Property Summary	26
Capital Expenditures	27
Debt Analysis	28
Debt Schedule	29
Selected Debt Ratios	30

Shareholder Information	31
Definitions	32

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental Financial and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: general economic, financial and political conditions, including credit market conditions, changes in interest rates or the possibility of war or terrorist attacks; the current economic downturn and its effect on PREIT’s existing and potential tenants and their ability to make and meet their obligations to PREIT; changes in local market conditions or other competitive or retail industry factors in the regions where our properties are concentrated; PREIT’s ability to maintain and increase property occupancy and rental rates, and risks relating to development or redevelopment activities, including construction, obtaining entitlements and managing multiple projects simultaneously. In particular, the successful development or redevelopment of any property is subject to a number of risks, including, among others, that PREIT’s development or redevelopment plans might change, its development or redevelopment activities might be delayed and anticipated project costs might increase. Unanticipated expenses or delays would also adversely affect PREIT’s investment returns on a development or redevelopment project. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth above, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in the related press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2008. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers. As of June 30, 2009, the Company’s 56 properties include 38 shopping malls, 14 strip and power centers, and four properties under development. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 34.8 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Third Quarter 2009                                                                  October 28, 2009

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(212) 449-1944

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah King	(212) 622-5670

Macquarie Capital	David Wigginton	(212) 231-6380

Stifel Nicolaus	Nathan Isbee	(443) 224-1346
	David M. Fick	(443) 224-1308

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

July 27, 2009 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

May 20, 2009 PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Other activities:

July 1, 2009 PREIT scheduled its Second Quarter 2009 earnings call for Wednesday, July 29, 2009.

April 30, 2009 PREIT reported its First Quarter 2009 financial results.

April 16, 2009 PREIT scheduled its First Quarter 2009 earnings call for Thursday, April 30, 2009.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended June 30,		Year Ended December 31,
	2009	2008	2008	2007
TRADING INFORMATION
High Price	$7.86	$27.88	$29.70	$50.39
Low Price	$3.45	$23.00	$2.21	$28.48
Average Daily Trading Volume	1,013,943	385,907	768,718	395,718

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	43,273	39,367	39,468	38,953
OP Units Outstanding	2,329	2,238	2,201	2,395

TOTAL Shares and OP Units Outstanding	45,602	41,605	41,669	41,348

Market Price (closing price at end of period)	$5.00	$23.14	$7.45	$29.68
Equity Market Capitalization—Shares and OP Units	$228,009	$962,752	$310,437	$1,227,216
DEBT CAPITALIZATION
Unsecured Debt Balance (1) (2) (3)	829,400	617,500	811,500	617,500
Secured Debt Balance (3)	1,961,752	1,887,851	1,940,334	1,831,211

Debt Capitalization	2,791,152	2,505,351	2,751,834	2,448,711

TOTAL MARKET CAPITALIZATION	$3,019,161	$3,468,103	$3,062,271	$3,675,927

Equity Capitalization/Total Market Capitalization	7.6%	27.8%	10.1%	33.4%
Debt Capitalization/Total Market Capitalization	92.4%	72.2%	89.9%	66.6%
Unsecured Debt Balance/Total Debt	29.7%	24.6%	29.5%	25.2%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(4)	$0.564	$2.254	$2.105
Section 1250 Gain	(4)	—	—	—
Return of Capital/Non-Taxable	(4)	0.006	0.026	0.175

Distributions per share	$0.150	$0.570	$2.280	$2.280

Annualized Dividend Yield (5)	12.0%	9.9%	30.6%	7.7%

CAPITAL RESOURCES

Cash and Cash Equivalents	$35,206	$28,444	$12,711	$33,227

Credit Facility	500,000	500,000	500,000	500,000
Amount Outstanding	(445,000)	(355,000)	(400,000)	(330,000)
Letters of Credit	(3,030)	(17,806)	(6,428)	(16,686)

Available Credit Facility (6)	51,970	127,194	93,572	153,314

TOTAL	$87,176	$155,638	$106,283	$186,541

Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000
Amount used	—	(344,146)	(344,146)	(344,146)

Available shelf	$1,000,000	$655,854	$655,854	$655,854

(1)	The unsecured debt balance includes exchangeable notes payable of $214,400 as of June 30, 2009, $241,500 as of December 31, 2008, and $287,500 as of June 30, 2008 and December 31, 2007, respectively.
(2)	The unsecured debt balance includes $170,000 in senior unsecured Term Loan as of June 30, 2009 and December 31, 2008.
(3)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgages.
(4)	Tax status of 2009 dividend payments will be available in January 2010.
(5)	Based on closing share price at the end of the period.
(6)	The available Credit Facility is subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Income Statement - Three Months Ended June 30, 2009 and 2008

Proportionate Consolidation Method

(in thousands)

	Three months ended June 30, 2009			Three months ended June 30, 2008
	GAAP	Share of unconsolidated partnerships (1)	Total	GAAP (2)	Share of unconsolidated partnerships (1)	Total
REVENUE:
Real estate revenue:
Base rent	$74,259	$6,134	$80,393	$73,025	$6,410	$79,435
Expense reimbursements	33,996	2,693	36,689	33,512	2,642	36,154
Percentage rent	626	22	648	978	115	1,093
Lease termination revenue	938	—	938	1,413	—	1,413
Other real estate revenue	3,491	436	3,927	3,641	696	4,337
Interest and other income	528	—	528	1,052	—	1,052

Total revenue	113,838	9,285	123,123	113,621	9,863	123,484

EXPENSES:
Property operating expenses:
CAM and real estate taxes	(33,885)	(1,966)	(35,851)	(32,397)	(2,206)	(34,603)
Utilities	(5,923)	(209)	(6,132)	(6,312)	(242)	(6,554)
Other property operating expenses	(6,716)	(671)	(7,387)	(6,275)	(571)	(6,846)

TOTAL PROPERTY OPERATING EXPENSES	(46,524)	(2,846)	(49,370)	(44,984)	(3,019)	(48,003)

Depreciation and amortization	(41,480)	(2,018)	(43,498)	(37,205)	(2,091)	(39,296)
Other expenses:
General and administrative expenses	(9,498)	—	(9,498)	(10,907)	—	(10,907)
Impairment of assets	(70)	—	(70)	—	—	—
Abandoned project costs, income taxes and other expenses	(80)	—	(80)	(235)	—	(235)

Total other expenses	(9,648)	—	(9,648)	(11,142)	—	(11,142)

Interest expense, net (3)	(33,249)	(1,762)	(35,011)	(26,238)	(2,646)	(28,884)
Gain on extinguishment of debt	8,532	—	8,532	—	—	—

Total expenses	(122,369)	(6,626)	(128,995)	(119,569)	(7,756)	(127,325)

Loss before equity in income of partnerships and gains on sales of real estate	(8,531)	2,659	(5,872)	(5,948)	2,107	(3,841)
Equity in income of partnerships	2,659	(2,659)	—	2,107	(2,107)	—
Gains on sales of real estate	1,654	—	1,654	—	—	—

Net loss	(4,218)	—	(4,218)	(3,841)	—	(3,841)
Less: Net loss attributable to the noncontrolling interest	197	—	197	127	—	127

Net loss attributable to Pennsylvania Real Estate Investment Trust	$(4,021)	$—	$(4,021)	$(3,714)	$—	$(3,714)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Prior period reflects current accounting change for debt discount on exchangeable notes in interest expense.
(3)	Net of capitalized interest expense of $1,428 and $3,583 for the three months ended June 30, 2009 and June 30, 2008, respectively.

Pennsylvania Real Estate Investment Trust

Income Statement - Six Months Ended June 30, 2009 and 2008

Proportionate Consolidation Method

(in thousands)

	Six months ended June 30, 2009			Six months ended June 30, 2008
	GAAP	Share of unconsolidated partnerships (1)	Total	GAAP (2)	Share of unconsolidated partnerships (1)	Total
REVENUE:
Real estate revenue:
Base rent	$147,445	$12,419	$159,864	$146,842	$12,648	$159,490
Expense reimbursements	68,509	5,195	73,704	67,940	4,899	72,839
Percentage rent	1,461	33	1,494	2,466	119	2,585
Lease termination revenue	1,336	120	1,456	2,298	—	2,298
Other real estate revenue	6,769	804	7,573	7,232	862	8,094
Interest and other income	1,230	—	1,230	2,193	—	2,193

Total revenue	226,750	18,571	245,321	228,971	18,528	247,499

EXPENSES:
Property operating expenses:
CAM and real estate taxes	(68,875)	(4,073)	(72,948)	(65,269)	(3,922)	(69,191)
Utilities	(11,816)	(424)	(12,240)	(12,289)	(462)	(12,751)
Other property operating expenses	(12,480)	(1,294)	(13,774)	(11,854)	(1,241)	(13,095)

TOTAL PROPERTY OPERATING EXPENSES	(93,171)	(5,791)	(98,962)	(89,412)	(5,625)	(95,037)

Depreciation and amortization	(80,875)	(4,073)	(84,948)	(73,020)	(4,017)	(77,037)
Other expenses:
General and administrative expenses	(18,853)	—	(18,853)	(21,414)	—	(21,414)
Impairment of assets	(70)	—	(70)	—	—	—
Abandoned project costs, income taxes and other expenses	(399)	—	(399)	(1,503)	—	(1,503)

Total other expenses	(19,322)	—	(19,322)	(22,917)	—	(22,917)

Interest expense, net (3)	(65,758)	(3,530)	(69,288)	(54,083)	(5,317)	(59,400)
Gain on extinguishment of debt	9,804	—	9,804	—	—	—

Total expenses	(249,322)	(13,394)	(262,716)	(239,432)	(14,959)	(254,391)

Loss before equity in income of partnerships and gains on sales of real estate	(22,572)	5,177	(17,395)	(10,461)	3,569	(6,892)
Equity in income of partnerships	5,177	(5,177)	—	3,569	(3,569)	—
Gains on sales of real estate	1,654	—	1,654	—	—	—

Net loss	(15,741)	—	(15,741)	(6,892)	—	(6,892)
Less: Net loss attributable to the noncontrolling interest	738	—	738	242	—	242

Net loss attributable to Pennsylvania Real Estate Investment Trust	$(15,003)	$—	$(15,003)	$(6,650)	$—	$(6,650)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Prior period reflects current accounting change for debt discount on exchangeable notes in interest expense.
(3)	Net of capitalized interest expense of $3,240 and $7,439 for the six months ended June 30, 2009 and June 30, 2008, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Three Months Ended June 30, 2009 and 2008

(in thousands)

	Three months ended June 30, 2009				Three months ended June 30, 2008
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$79,127	$830	$436	$80,393	$78,945	$—	$490	$79,435
Expense reimbursements	36,533	145	11	36,689	36,131	—	23	36,154
Percentage rent	648	—	—	648	1,062	—	31	1,093
Lease termination revenue	938	—	—	938	1,413	—	—	1,413
Other real estate revenue	3,745	2	180	3,927	3,904	—	433	4,337

TOTAL REAL ESTATE REVENUE	120,991	977	627	122,595	121,455	—	977	122,432

Property operating expenses:
CAM and real estate taxes	(35,298)	(195)	(358)	(35,851)	(34,032)	—	(571)	(34,603)
Utilities	(6,132)	—	—	(6,132)	(6,554)	—	—	(6,554)
Other property operating expenses	(7,306)	(4)	(77)	(7,387)	(6,796)	—	(50)	(6,846)

TOTAL PROPERTY OPERATING EXPENSES	(48,736)	(199)	(435)	(49,370)	(47,382)	—	(621)	(48,003)

NET OPERATING INCOME	$72,255	$778	$192	$73,225	$74,073	$—	$356	$74,429

	Three months ended June 30, 2009			Three months ended June 30, 2008
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$71,018	$8,109	$79,127	$70,554	$8,391	$78,945
Expense reimbursements	34,782	1,751	36,533	34,354	1,777	36,131
Percentage rent	626	22	648	984	78	1,062
Lease termination revenue	938	—	938	1,413	—	1,413
Other real estate revenue	3,618	127	3,745	3,840	64	3,904

TOTAL REAL ESTATE REVENUE	110,982	10,009	120,991	111,145	10,310	121,455

Property operating expenses:
CAM and real estate taxes	(33,506)	(1,792)	(35,298)	(32,449)	(1,583)	(34,032)
Utilities	(6,063)	(69)	(6,132)	(6,470)	(84)	(6,554)
Other property operating expenses	(7,039)	(267)	(7,306)	(6,573)	(223)	(6,796)

TOTAL PROPERTY OPERATING EXPENSES	(46,608)	(2,128)	(48,736)	(45,492)	(1,890)	(47,382)

NET OPERATING INCOME	$64,374	$7,881	$72,255	$65,653	$8,420	$74,073

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Six Months Ended June 30, 2009 and June 30, 2008

(in thousands)

	Six months ended June 30, 2009				Six months ended June 30, 2008
SAME STORE RETAIL/NEW/OTHER	Same	New	Other	Total	Same	New	Other	Total
Real estate revenue:
Base rent	$157,542	$1,449	$873	$159,864	$158,689	$—	$801	$159,490
Expense reimbursements	73,267	413	24	73,704	72,807	—	32	72,839
Percentage rent	1,494	—	—	1,494	2,553	—	32	2,585
Lease termination revenue	1,456	—	—	1,456	2,298	—	—	2,298
Other real estate revenue	7,198	3	372	7,573	7,661	—	433	8,094

TOTAL REAL ESTATE REVENUE	240,957	1,865	1,269	244,091	244,008	—	1,298	245,306

Property operating expenses:
CAM and real estate taxes	(71,740)	(486)	(722)	(72,948)	(68,456)	—	(735)	(69,191)
Utilities	(12,240)	—	—	(12,240)	(12,750)	—	(1)	(12,751)
Other property operating expenses	(13,582)	(39)	(153)	(13,774)	(13,013)	—	(82)	(13,095)

TOTAL PROPERTY OPERATING EXPENSES	(97,562)	(525)	(875)	(98,962)	(94,219)	—	(818)	(95,037)

NET OPERATING INCOME	$143,395	$1,340	$394	$145,129	$149,789	$—	$480	$150,269

	Six months ended June 30, 2009			Six months ended June 30, 2008
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$141,073	$16,469	$157,542	$141,936	$16,753	$158,689
Expense reimbursements	69,539	3,728	73,267	69,341	3,466	72,807
Percentage rent	1,457	37	1,494	2,454	99	2,553
Lease termination revenue	1,456	—	1,456	2,298	—	2,298
Other real estate revenue	7,027	171	7,198	7,550	111	7,661

TOTAL REAL ESTATE REVENUE	220,552	20,405	240,957	223,579	20,429	244,008

Property operating expenses:
CAM and real estate taxes	(67,782)	(3,958)	(71,740)	(65,216)	(3,240)	(68,456)
Utilities	(12,107)	(133)	(12,240)	(12,597)	(153)	(12,750)
Other property operating expenses	(13,127)	(455)	(13,582)	(12,464)	(549)	(13,013)

TOTAL PROPERTY OPERATING EXPENSES	(93,016)	(4,546)	(97,562)	(90,277)	(3,942)	(94,219)

NET OPERATING INCOME	$127,536	$15,859	$143,395	$133,302	$16,487	$149,789

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Three months ended June 30,		Six months ended June 30,
	2009	2008 (1)	2009	2008 (1)
Net loss attributable to Pennsylvania Real Estate Investment Trust	$(4,021)	$(3,714)	$(15,003)	$(6,650)
Dividends on unvested restricted shares	(378)	(305)	(473)	(614)

	$(4,399)	$(4,019)	$(15,476)	$(7,264)
Net loss attributable to Pennsylvania Real Estate Investment Trust - basic	$(0.11)	$(0.10)	$(0.40)	$(0.19)
Net loss attributable to Pennsylvania Real Estate Investment Trust - diluted	$(0.11)	$(0.10)	$(0.40)	$(0.19)
Weighted average of common shares outstanding	40,269	39,330	39,900	39,272

Weighted average of unvested restricted shares	(1,072)	(540)	(799)	(520)

Weighted average shares outstanding - basic	39,197	38,790	39,101	38,752

Weighted average effect of common share equivalents (2)	—	—	—	—

Total weighted average shares outstanding - diluted	39,197	38,790	39,101	38,752

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)

For the three and six months ended June 30, 2009 and June 30, 2008, respectively, there are net losses, so the effect of common share equivalents is excluded from the calculation of diluted loss per share for these periods because it would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(in thousands, except per share amounts)

	Three months ended June 30,			Six months ended June 30,		Year Ended December 31,
	2009		2008 (1)	2009	2008 (1)	2008 (1)
FUNDS FROM OPERATIONS (FFO)
Net loss	$(4,218)		$(3,841)	$(15,741)	$(6,892)	$(16,356)
Gain on sale of interests in real estate	(923)		—	(923)	—	—
Depreciation and amortization: (2)
Wholly owned and consolidated partnerships	40,934		36,541	79,719	71,717	149,005
Unconsolidated partnerships	2,018		2,091	4,073	4,017	8,361

FFO	$37,811		$34,791	$67,128	$68,842	$141,010

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$37,811		$34,791	$67,128	$68,842	$141,010
Adjustments:
Straight line rent	(434)		(1,094)	(763)	(1,760)	(2,016)
Recurring capital expenditures	(3,457)		(4,219)	(3,792)	(4,905)	(16,833)
Tenant allowances	(3,147)		(2,608)	(5,731)	(4,366)	(15,520)
Capitalized leasing costs	(1,051)		(1,521)	(2,150)	(2,806)	(5,313)
Amortization of debt premium	(334)		(3,082)	(655)	(6,181)	(9,794)
Amortization of above- and below- market lease intangibles	(536)		244	(520)	238	344
Amortization of exchangeable notes debt discount	739		—	1,493	—	—
Impairment of assets	70		—	70	—	27,592
Gain on extinguishment of debt	(8,532)		—	(9,804)	—	(27,075)

FAD	$21,129		$22,511	$45,276	$49,062	$92,395

Weighted average of common shares outstanding	39,197		38,790	39,101	38,752	38,807

Weighted average of OP Units outstanding	2,219		2,238	2,207	2,239	2,236

Weighted average effect of common share equivalents	—		36	—	22	14

Total weighted average shares outstanding, including OP Units	41,416		41,064	41,308	41,013	41,057

Net loss per diluted share	$(0.11)		$(0.10)	$(0.40)	$(0.19)	$(0.30)

FFO per diluted share	$0.91		$0.85	$1.63	$1.68	$3.43
FAD per diluted share	$0.51		$0.55	$1.10	$1.20	$2.25

Dividend per common share	$0.15		$0.57	$0.44	$1.14	$2.28

PAYOUT RATIOS

Payout Ratio of FFO	46.7	%(3)				66.4%

Payout Ratio of FAD	73.5	%(3)				101.3%

(1)	Certain prior period amounts have been reclassified to conform with the current presentation.
(2)	Excludes depreciation of non-real estate assets and amortization of deferred financing costs.
(3)	Twelve months ended June 30, 2009

Pennsylvania Real Estate Investment Trust

2009 Leasing Activity Summary

			Average Base Rent psf		Change in Base Rent psf		Annualized Tenant Improvements psf (1)
	Number	GLA	Previous	New	Dollar	Percentage
New Leases - Previously Leased Space:

1st Quarter	18	59,174	$21.12	$26.32	$5.20	24.6%	$3.09
2nd Quarter	14	47,076	32.74	43.86	11.12	34.0%	3.96

Total/Average	32	106,250	$26.27	$34.09	$7.82	28.8%	$3.47

New Leases - Previously Vacant Space: (2)

1st Quarter	14	33,995	N/A	$32.18	$32.18	N/A	$5.84
2nd Quarter	17	89,159	N/A	22.91	22.91	N/A	1.42

Total/Average	31	123,154	N/A	$25.47	$25.47	N/A	$2.64

Renewal: (3)

1st Quarter	139	376,497	$25.92	$26.42	$0.50	1.9%	$0.06
2nd Quarter	56	161,913	24.32	24.86	0.54	2.2%	0.31

Total/Average	195	538,410	$25.43	$25.95	$0.51	2.0%	$0.13

Anchor Renewal:

1st Quarter	2	251,476	$2.06	$2.06	$—	0.0%	$—
2nd Quarter	4	503,349	2.67	2.57	(0.10)	-3.7%	—

Total/Average	6	754,825	$2.47	$2.40	$(0.07)	-2.4%	$—

(1)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(2)	This category includes newly constructed and recommissioned space.
(3)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	June 30, 2009			June 30, 2008			Change
	Avg Base	Occupancy		Avg Base	Occupancy		Avg Base	Occupancy
	Rent	Total(1)	Non-Anchor	Rent	Total(1)	Non-Anchor	Rent	Total	Non-Anchor
Enclosed Malls weighted average (2)	$31.88	88.3%	83.7%	$31.00	87.8%	86.6%	2.9%	0.5%	-2.9%
Strip and Power Centers weighted average	$15.98	92.2%	88.5%	$16.10	97.1%	95.4%	-0.7%	-4.9%	-6.9%
Retail Portfolio weighted average	$27.80	88.9%	84.6%	$27.33	89.1%	88.0%	1.7%	-0.2%	-3.4%

Consolidated Properties	$28.88	88.7%	84.1%	$28.50	88.4%	87.2%	1.3%	0.3%	-3.1%
Unconsolidated Properties	$23.38	90.8%	87.4%	$22.49	94.9%	92.8%	4.0%	-4.1%	-5.4%
Same Properties	$27.97	88.8%	84.4%	$27.33	89.1%	88.0%	2.3%	-0.3%	-3.6%
New Properties	$15.97	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

(1)

Includes approximately 0.9 million square feet of vacant anchor space, as of June 30, 2009, of which 0.3 million square feet has been leased but is not occupied. As of June 30, 2008 total vacant anchor space was approximately 1.2 million square feet.

(2)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.75/sq ft as of June 30, 2009 and $13.50/sq ft as of June 30, 2008.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rents Per Square Foot

	% of Current Quarter Mall NOI	June 30, 2009			June 30, 2008			Change
		Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	28.8%
Jacksonville Mall		$31.53	$478	9.8%	$30.49	$474	9.6%	3.4%	1.0%	0.2%
Lehigh Valley Mall		43.16	465	13.4%	39.55	470	12.6%	9.1%	-1.0%	0.8%
Woodland Mall		42.67	451	15.2%	42.10	471	14.3%	1.4%	-4.2%	0.9%
Patrick Henry Mall		37.44	427	12.5%	37.10	457	11.5%	0.9%	-6.6%	1.0%
Moorestown Mall		36.18	413	14.7%	35.14	423	13.9%	3.0%	-2.2%	0.8%
Cherry Hill Mall		44.97	411	17.3%	43.58	477	14.5%	3.2%	-13.7%	2.8%

Sales per square foot between $350 - $400	24.2%
The Mall at Prince Georges		35.49	383	15.0%	34.98	408	13.2%	1.5%	-5.9%	1.8%
Willow Grove Park (3) (4)		42.09	381	16.3%	42.05	432	14.2%	0.1%	-11.8%	2.1%
The Gallery at Market East (3) (4)		37.21	369	13.6%	34.75	376	13.3%	7.1%	-1.8%	0.3%
Viewmont Mall		30.88	357	13.4%	30.26	377	12.1%	2.0%	-5.3%	1.3%
Capital City Mall		32.49	356	11.9%	32.32	383	10.8%	0.5%	-7.1%	1.1%
Valley View Mall		31.22	356	12.1%	29.60	372	11.9%	5.5%	-4.3%	0.2%
Wyoming Valley Mall		30.97	352	12.6%	29.19	349	12.2%	6.1%	0.8%	0.4%

Sales per square foot between $300 - $349	18.0%
Dartmouth Mall		29.67	346	12.0%	29.48	378	12.0%	0.6%	-8.4%	0.0%
Springfield Mall (3) (4)		30.86	335	15.4%	31.73	378	13.6%	-2.8%	-11.5%	1.8%
Exton Square Mall		37.29	322	16.3%	36.75	368	14.4%	1.5%	-12.4%	1.9%
Francis Scott Key Mall		27.52	316	12.1%	25.91	359	10.2%	6.2%	-12.0%	1.9%
Valley Mall		25.28	314	13.0%	24.49	333	11.6%	3.2%	-5.9%	1.4%
Crossroads Mall		20.93	306	9.6%	21.06	277	9.4%	-0.6%	10.6%	0.2%
Cumberland Mall (3)		26.90	303	14.1%	27.34	310	12.1%	-1.6%	-2.2%	2.0%
Nittany Mall		23.50	303	10.6%	22.13	289	10.9%	6.2%	4.8%	-0.3%

Sales per square foot under $300	29.0%
Logan Valley Mall		26.03	299	12.1%	25.91	307	12.0%	0.5%	-2.7%	0.1%
Magnolia Mall		24.54	293	13.2%	25.62	300	13.0%	-4.2%	-2.3%	0.2%
Palmer Park Mall		25.05	291	12.2%	23.95	304	12.1%	4.6%	-4.3%	0.1%
Uniontown Mall		22.63	283	11.3%	21.18	277	10.8%	6.9%	2.3%	0.5%
Wiregrass Commons Mall (4)		25.90	278	11.3%	24.56	285	10.9%	5.4%	-2.4%	0.4%
North Hanover Mall		24.99	273	13.1%	24.17	288	12.3%	3.4%	-5.3%	0.8%
Gadsden Mall		24.77	266	10.2%	24.08	281	11.0%	2.9%	-5.4%	-0.8%
South Mall		24.16	264	12.7%	24.40	302	11.4%	-1.0%	-12.6%	1.3%
New River Valley Mall		24.63	255	10.9%	25.80	285	9.5%	-4.5%	-10.5%	1.4%
Plymouth Meeting Mall		32.37	252	13.2%	31.85	272	13.5%	1.6%	-7.5%	-0.3%
Washington Crown Center		21.93	252	13.4%	22.21	275	11.4%	-1.3%	-8.5%	2.0%
Beaver Valley Mall (4)		23.64	251	15.4%	24.92	263	13.9%	-5.1%	-4.5%	1.5%
Lycoming Mall		20.96	244	12.3%	20.47	254	11.8%	2.4%	-4.1%	0.5%
Orlando Fashion Square		35.57	241	18.5%	35.53	276	16.3%	0.1%	-12.7%	2.2%
Phillipsburg Mall		25.30	236	14.3%	25.02	258	13.9%	1.1%	-8.7%	0.4%
Chambersburg Mall		26.71	229	11.9%	24.63	238	11.0%	8.4%	-4.2%	0.9%
Voorhees Town Center		31.97	207	13.6%	29.93	201	14.8%	6.8%	3.0%	-1.2%

Enclosed Malls weighted average		$31.88	$337	13.6%	$31.00	$355	12.6%	2.9%	-5.2%	1.0%

Consolidated Properties		$31.24	$328	13.5%	$30.51	$348	12.6%	2.4%	-5.6%	0.9%
Unconsolidated Properties		$38.92	$422	13.9%	$36.67	$438	12.9%	6.1%	-3.7%	1.0%
Same Properties		$31.88	$337	13.6%	$31.00	$355	12.6%	2.9%	-5.2%	1.0%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.
(3)	Property contains a vacant anchor space as of June 30, 2008.
(4)	Property contains a vacant anchor space as of June 30, 2009.

Pennsylvania Real Estate Investment Trust

Mall Occupancy - Owned GLA

	June 30, 2009		June 30, 2008		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	88.1%	74.5%	91.8%	82.3%	-3.6%	-7.8%
Capital City Mall	98.2%	96.9%	99.3%	98.8%	-1.1%	-1.9%
Chambersburg Mall (1)	83.1%	63.8%	69.2%	67.1%	13.9%	-3.3%
Cherry Hill Mall	92.3%	90.6%	88.7%	88.7%	3.6%	1.9%
Crossroads Mall	82.7%	60.1%	92.5%	82.7%	-9.8%	-22.6%
Cumberland Mall (1)	92.8%	92.2%	82.0%	94.8%	10.8%	-2.5%
Dartmouth Mall	92.2%	87.2%	96.3%	93.9%	-4.1%	-6.7%
Exton Square Mall	91.4%	81.1%	93.0%	84.7%	-1.6%	-3.6%
Francis Scott Key Mall (1)	94.6%	89.7%	84.1%	92.3%	10.5%	-2.6%
Gadsden Mall	90.1%	75.4%	87.4%	74.1%	2.7%	1.3%
The Gallery at Market East (2)	50.2%	75.7%	42.8%	84.3%	7.4%	-8.6%
Jacksonville Mall	97.4%	94.8%	94.8%	89.6%	2.6%	5.2%
Lehigh Valley Mall	93.7%	91.4%	95.4%	93.7%	-1.7%	-2.3%
Logan Valley Mall	95.4%	89.0%	96.8%	92.2%	-1.4%	-3.2%
Lycoming Mall (1)	96.5%	93.4%	87.3%	94.8%	9.2%	-1.4%
Magnolia Mall	96.6%	92.3%	97.1%	93.5%	-0.5%	-1.2%
Moorestown Mall	85.2%	66.8%	89.5%	76.3%	-4.3%	-9.5%
New River Valley Mall	96.2%	93.7%	94.2%	90.4%	2.0%	3.3%
Nittany Mall	90.1%	80.0%	91.9%	83.5%	-1.8%	-3.5%
North Hanover Mall	89.9%	76.0%	92.7%	82.9%	-2.8%	-6.9%
Orlando Fashion Square	87.0%	72.2%	91.3%	81.5%	-4.3%	-9.3%
Palmer Park Mall	95.9%	87.0%	97.3%	91.3%	-1.4%	-4.3%
Patrick Henry Mall	96.5%	93.2%	98.4%	96.8%	-1.9%	-3.6%
Phillipsburg Mall	90.5%	78.3%	90.7%	78.8%	-0.2%	-0.5%
Plymouth Meeting Mall	83.2%	76.6%	80.5%	71.4%	2.7%	5.2%
The Mall at Prince Georges	95.8%	91.1%	98.5%	96.8%	-2.7%	-5.7%
South Mall	78.2%	81.9%	90.6%	82.4%	-12.4%	-0.5%
Springfield Mall	86.1%	86.1%	88.3%	88.3%	-2.2%	-2.2%
Uniontown Mall (1)	91.5%	78.5%	82.1%	85.1%	9.4%	-6.6%
Valley Mall	97.1%	95.0%	98.2%	96.9%	-1.1%	-1.9%
Valley View Mall	91.9%	88.8%	92.1%	89.0%	-0.2%	-0.2%
Viewmont Mall	97.9%	94.4%	97.0%	92.3%	0.9%	2.1%
Voorhees Town Center	63.2%	62.6%	54.4%	53.5%	8.8%	9.1%
Washington Crown Center	83.6%	69.7%	90.1%	81.7%	-6.5%	-12.0%
Willow Grove Park (3)	69.5%	93.6%	69.9%	94.5%	-0.4%	-0.9%
Wiregrass Commons Mall (4)	54.5%	78.9%	80.9%	80.9%	-26.4%	-2.0%
Woodland Mall	84.8%	84.8%	87.2%	84.9%	-2.4%	-0.1%
Wyoming Valley Mall	92.4%	78.1%	92.0%	77.3%	0.4%	0.8%

Enclosed Malls weighted average	88.3%	83.7%	87.8%	86.6%	0.5%	-2.9%

Consolidated Properties	88.1%	83.3%	87.5%	86.2%	0.6%	-2.9%
Unconsolidated Properties	92.0%	89.9%	93.8%	92.2%	-1.8%	-2.3%
Same Properties	88.3%	83.7%	87.8%	86.6%	0.5%	-2.9%

(1)	The total occupancy percentages for these properties include the former Value City store locations that were vacant as of June 30, 2008.
(2)

The total occupancy percentage for The Gallery at Market East includes the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 38.5% and 51.5% of the owned mall GLA as of June 30, 2009 and June 30, 2008, respectively.

(3)

The total occupancy percentage for Willow Grove Park includes the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 27.6% and 27.7% of the owned mall GLA as of June 30, 2009 and June 30, 2008, respectively.

(4)

The total occupancy percentage as of June 30, 2009 for this property includes the former McRae’s store location that is currently vacant. The vacant store location has been leased to Burlington Coat Factory, which is expected to open in the 3rd Quarter of 2009.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	June 30, 2009			June 30, 2008			Change
	Avg	Occupancy		Avg	Occupancy		Avg	Occupancy
	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor	Base Rent	Total	Non-Anchor
Christiana Center	$21.94	88.1%	67.7%	$20.83	100.0%	100.0%	5.4%	-11.9%	-32.3%
Creekview Center	15.16	100.0%	100.0%	15.16	100.0%	100.0%	0.0%	0.0%	0.0%
Crest Plaza	17.98	100.0%	100.0%	17.66	97.9%	96.0%	1.8%	2.1%	4.0%
The Commons at Magnolia	12.04	66.4%	88.9%	14.45	97.9%	95.8%	-16.7%	-31.5%	-6.9%
Metroplex Shopping Center	19.10	100.0%	100.0%	19.10	100.0%	100.0%	0.0%	0.0%	0.0%
Monroe Marketplace	15.97	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A
New River Valley Center	14.37	100.0%	100.0%	14.45	100.0%	100.0%	-0.5%	0.0%	0.0%
Northeast Tower Center	15.44	97.4%	95.6%	15.32	96.6%	94.4%	0.8%	0.8%	1.2%
The Court at Oxford Valley	16.32	91.3%	88.1%	16.43	98.3%	97.2%	-0.7%	-7.0%	-9.1%
Paxton Towne Centre	16.04	90.8%	86.1%	15.76	100.0%	100.0%	1.8%	-9.2%	-13.9%
Red Rose Commons	14.08	72.5%	72.5%	13.86	99.2%	99.2%	1.6%	-26.7%	-26.7%
Springfield Park	15.70	100.0%	100.0%	21.79	90.9%	73.5%	-27.9%	9.1%	26.5%
Sunrise Plaza	14.70	97.6%	77.8%	20.37	98.2%	64.8%	-27.9%	-0.6%	13.0%
Whitehall Mall	11.29	86.8%	72.0%	11.81	88.5%	75.7%	-4.5%	-1.7%	-3.7%

Weighted Average	$15.98	92.2%	88.5%	$16.10	97.1%	95.4%	-0.7%	-4.9%	-6.9%

Consolidated Properties	$15.88	94.1%	91.5%	$16.02	99.0%	98.2%	-0.9%	-4.9%	-6.7%
Unconsolidated Properties	$16.08	90.1%	85.9%	$16.15	95.5%	93.2%	-0.5%	-5.4%	-7.3%
Same Properties	$15.98	91.6%	87.9%	$16.10	97.1%	95.4%	-0.7%	-5.5%	-7.5%
New Properties	$15.97	100.0%	100.0%	N/A	N/A	N/A	N/A	N/A	N/A

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Stores	GLA	Number of Stores	GLA	Total Number of Stores	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	48	619,130	4	33,316	52	652,446	$13,334	$12,374	4.20%
Foot Locker, Inc.	69	351,151	3	10,026	72	361,177	8,136	7,616	2.59%
JCPenney Company, Inc.	24	2,369,736	6	824,327	30	3,194,063	7,593	7,593	2.58%
Limited Brands, Inc.	59	282,485	13	40,012	72	322,497	7,569	7,128	2.42%
American Eagle Outfitters, Inc.	41	221,636	1	5,013	42	226,649	6,684	6,381	2.17%
Sears Holding Corporation	24	2,796,396	5	880,777	29	3,677,173	5,445	5,302	1.80%
Zale Corporation	76	60,915	1	289	77	61,204	5,518	5,184	1.76%
Sterling Jewelers, Inc.	44	67,216	0	—	44	67,216	5,043	4,875	1.66%
Dick’s Sporting Goods	9	436,528	1	50,484	10	487,012	5,475	4,598	1.56%
Luxottica Group S.p.A.	52	125,345	1	548	53	125,893	4,320	4,002	1.36%
Golden Gate Capital (4)	16	136,930	3	21,742	19	158,672	4,128	3,739	1.27%
Regis Corporation	100	124,129	0	—	100	124,129	3,813	3,667	1.25%
Abercrombie & Fitch Co.	20	136,727	0	—	20	136,727	3,932	3,564	1.21%
Hallmark Cards, Inc.	40	158,194	5	21,607	45	179,801	3,629	3,462	1.18%
Transworld Entertainment Corp.	31	143,537	3	13,026	34	156,563	3,450	3,264	1.11%
Genesco Inc.	60	77,039	0	—	60	77,039	3,389	3,256	1.11%
Best Buy Co, Inc.	11	236,401	0	—	11	236,401	4,179	3,183	1.08%
Borders Group, Inc.	24	187,551	1	4,195	25	191,746	3,308	3,128	1.06%
Pacific Sunwear of California, Inc	29	107,278	4	14,102	33	121,380	3,008	2,854	0.97%
The Bon-Ton Stores, Inc.	13	1,008,613	1	41,344	14	1,049,957	2,768	2,768	0.94%

Total Top 20 Tenants	790	9,646,937	52	1,960,808	842	11,607,745	$104,721	$97,938	33.28%

Total Retail Leases					3,279			$294,318	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 17 Express stores and two J. Jill stores.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of June 30, 2009

(dollars in thousands except psf amounts)

Non-Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT's Share of Min Rent in Expiring Year (2)	Percent of PREIT's Total	Average Expiring Minimum Rent psf
Holdover	133	292,229	2.4%	$7,790	$7,462	2.6%	$26.66
2009	191	376,938	3.1%	10,606	10,216	3.6%	28.14
2010	523	1,823,020	14.9%	39,340	37,551	13.3%	21.58
2011	540	1,830,473	14.9%	44,744	40,892	14.4%	24.44
2012	344	1,261,039	10.3%	32,611	29,816	10.5%	25.86
2013	274	937,388	7.6%	22,395	20,968	7.4%	23.89
2014	182	631,636	5.2%	16,893	15,205	5.4%	26.75
2015	176	783,621	6.4%	21,191	18,925	6.7%	27.04
2016	227	1,009,861	8.2%	28,304	25,574	9.0%	28.03
2017	191	814,455	6.6%	22,307	20,840	7.4%	27.39
2018	206	1,020,179	8.3%	27,167	25,445	9.0%	26.63
Thereafter	164	1,473,399	12.0%	31,864	30,475	10.8%	21.63

Total/Average	3,151	12,254,238	100.0%	$305,212	$283,369	100.0%	$24.91

Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Min Rent in Expiring Year	PREIT's Share of Min Rent in Expiring Year (2)	Percent of PREIT's Total	Average Expiring Minimum Rent psf
2010	14	1,186,277	10.2%	$3,488	$3,488	8.9%	2.94
2011	22	1,843,899	15.8%	6,219	5,096	12.9%	3.37
2012	8	859,686	7.4%	1,849	1,812	4.6%	2.15
2013	14	1,087,218	9.3%	4,587	4,587	11.6%	4.22
2014	16	1,658,106	14.2%	5,048	5,048	12.8%	3.04
2015	6	716,292	6.1%	2,148	2,148	5.5%	3.00
2016	3	455,432	3.9%	863	863	2.2%	1.90
2017	4	381,158	3.3%	2,058	1,695	4.3%	5.40
2018	6	777,965	6.7%	4,069	4,069	10.3%	5.23
Thereafter	26	2,705,097	23.1%	11,257	10,592	26.9%	4.16

Total/Average	119	11,671,130	100.0%	$41,586	$39,398	100.0%	$3.56

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT's ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Summary as of June 30, 2009

	Owned GLA
	Anchors	Non-anchors	Total	GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	445,055	956,322	204,770	1,161,092
Capital City Mall	204,301	284,610	488,911	120,000	608,911
Chambersburg Mall	241,690	212,660	454,350	—	454,350
Cherry Hill Mall	138,000	602,640	740,640	478,885	1,219,525
Crossroads Mall	256,248	195,528	451,776	—	451,776
Cumberland Mall	282,519	385,608	668,127	273,230	941,357
Dartmouth Mall	208,460	322,461	530,921	140,000	670,921
Exton Square Mall	440,301	370,320	810,621	277,468	1,088,089
Francis Scott Key Mall	269,708	297,154	566,862	139,333	706,195
Gadsden Mall	300,960	202,782	503,742	—	503,742
The Gallery at Market East (1)	455,661	397,008	852,669	—	852,669
Jacksonville Mall	242,115	247,461	489,576	—	489,576
Lehigh Valley Mall	212,000	573,300	785,300	371,986	1,157,286
Logan Valley Mall	454,387	323,998	778,385	—	778,385
Lycoming Mall	333,413	381,825	715,238	120,000	835,238
Magnolia Mall	343,118	275,214	618,332	—	618,332
Moorestown Mall	408,356	329,849	738,205	321,200	1,059,405
New River Valley Mall	175,306	265,759	441,065	—	441,065
Nittany Mall	221,462	215,698	437,160	95,000	532,160
North Hanover Mall	206,792	149,699	356,491	—	356,491
Orlando Fashion Square	491,999	433,959	925,958	155,576	1,081,534
Palmer Park Mall	314,235	143,469	457,704	—	457,704
Patrick Henry Mall	279,619	294,853	574,472	140,000	714,472
Phillipsburg Mall	326,552	252,373	578,925	—	578,925
Plymouth Meeting Mall	188,429	485,956	674,385	214,635	889,020
The Mall at Prince Georges	479,619	430,733	910,352	—	910,352
South Mall	188,858	216,375	405,233	—	405,233
Springfield Mall	—	221,781	221,781	367,176	588,957
Uniontown Mall	421,378	276,634	698,012	—	698,012
Valley Mall	280,549	393,111	673,660	243,400	917,060
Valley View Mall	96,357	247,218	343,575	254,596	598,171
Viewmont Mall	386,262	240,932	627,194	120,000	747,194
Voorhees Town Center	4,404	263,778	268,182	396,783	664,965
Washington Crown Center	245,401	290,640	536,041	140,095	676,136
Willow Grove Park	443,430	346,688	790,118	413,121	1,203,239
Wiregrass Commons (2)	94,686	211,716	306,402	332,152	638,554
Woodland Mall	—	392,816	392,816	725,186	1,118,002
Wyoming Valley Mall	592,110	316,799	908,909	—	908,909

Total Malls (38 properties)	10,739,952	11,938,460	22,678,412	6,044,592	28,723,004

Strip and Power Centers
Christiana Center	190,814	111,595	302,409	—	302,409
Creekview Center	—	136,086	136,086	288,916	425,002
Crest Plaza	53,445	60,473	113,918	143,130	257,048
The Commons at Magnolia	50,571	57,764	108,335	126,200	234,535
Metroplex Shopping Center	67,185	410,276	477,461	300,729	778,190
Monroe Marketplace	195,496	120,124	315,568	126,842	442,410
New River Valley Center	—	164,663	164,663	—	164,663
Northeast Tower Center	119,388	172,281	291,669	175,311	466,980
The Court at Oxford Valley	122,735	334,168	456,903	247,623	704,526
Paxton Towne Centre	151,627	292,833	444,460	273,058	717,518
Red Rose Commons	—	263,452	263,452	199,590	463,042
Springfield Park	83,539	45,272	128,811	145,669	274,480
Sunrise Plaza	228,874	27,488	256,362	—	256,362
Whitehall Mall	294,635	262,866	557,501	—	557,501

Total Strip and Power Centers (14 properties)	1,558,309	2,459,341	4,017,598	2,027,068	6,044,666

CONSOLIDATED PROPERTIES	11,518,167	12,286,686	23,804,801	6,438,887	30,243,688
UNCONSOLIDATED PROPERTIES	780,094	2,111,115	2,891,209	1,632,773	4,523,982
TOTAL PROPERTIES	12,298,261	14,397,801	26,696,010	8,071,660	34,767,670

(1)	Includes 328,390 sf of anchor space subject to redevelopment plans.
(2)	Includes 94,686 sf of anchor space under redevelopment.

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2009

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/11

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	JCPenney Macy’s Sears	11/30/10 (1) 7/28/14

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory JCPenney Sears	1/28/11 1/31/19 3/31/12 2/9/10

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel JCPenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 3/31/24

Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk JCPenney Sears	11/5/14 12/31/11 3/31/11

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot JCPenney	1/31/16 (1) (1) 4/30/19 10/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	JCPenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble JCPenney Macy’s Sears Value City Furniture	4/30/17 9/30/11 (1) 7/31/13 1/31/19

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk JCPenney Sears	7/31/14 1/31/29 3/5/14

The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory	2/28/32

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Belk JCPenney Sears	8/21/11 8/31/10 8/4/11

Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	JCPenney Macy’s Sears	1/31/17 1/31/15 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Borders Burlington Coat Factory Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/27/11 1/31/17 1/31/19 1/31/17 10/31/10 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/2007	Belk Best Buy Dick’s Sporting Goods JCPenney Sears	1/31/11 1/31/13 1/31/18 3/31/12 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/11 1/31/17 3/31/13 4/30/22 8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2009 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/10 (1) 8/28/10

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/11 11/30/14

Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/20 1/31/22 9/22/13 10/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton JCPenney Kohl’s Sears	1/31/15 3/31/10 1/31/25 4/30/14

Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/1999	AMC Theater Boscov’s Macy’s	12/31/18 10/31/16 (1)

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/11 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/28/11 10/31/11

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s	(1)

Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory JCPenney Roomful Express Furn. Sears Teletech Customer Care	1/29/11 1/31/19 10/31/10 3/31/10 2/25/13 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/31/14 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s JCPenney Macy’s Sears	11/30/16 (1) 7/31/10 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	JCPenney Macy’s Sears	10/31/10 (1) 12/31/10

Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group	(1) (1) 8/31/28

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)\

Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Dillard’s JCPenney	1/31/37 (1) (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple JCPenney Kohl’s Macy’s Sears	6/30/15 (1) 1/31/19 (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/12 8/1/11

Pennsylvania Real Estate Investment Trust

Property Information as of June 30, 2009 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Creekview Center Warrington, PA	100%	1999	2001	Genuardi’s Lowe’s Target	12/31/21 (1) (1)

Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)

Monroe Marketplace Selinsgrove, PA	100%	2007	2008	Bed, Bath & Beyond Best Buy Dick’s Sporting Goods Giant Food Store Kohl’s Target	1/31/19 10/31/18 1/31/19 10/31/28 1/31/29 (1)

New River Valley Center Christiansburg, VA	100%	2005	2007	Bed, Bath & Beyond Best Buy Staples	1/31/18 1/31/18 11/30/17

Northeast Tower Center Philadelphia, PA	100%	1998	1997	Home Depot Raymour & Flanigan Wal-Mart	(1) (1) 1/31/14

The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/11 (1) 4/30/11 (1)

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20

Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)

Sunrise Plaza Forked River, NJ	100%	2005	2007	Home Depot Kohl’s Staples	1/31/38 10/31/28 2/28/19

Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/10 3/9/17 9/18/11

STRIP CENTERS
Crest Plaza Allentown, PA	100%	1964	1959/2003	Target Weis Market	(1) 10/31/14

The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/13 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method (1)

(in thousands, except per share amounts)

	June 30, 2009			December 31, 2008
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,431,092	$207,343	$3,638,435	$3,291,103	$206,054	$3,497,157
Construction in progress	351,204	1,108	352,312	411,479	2,495	413,974
Land held for development	9,337	177	9,514	5,466	177	5,643

TOTAL INVESTMENTS IN REAL ESTATE	3,791,633	208,628	4,000,261	3,708,048	208,726	3,916,774
Accumulated depreciation	(580,232)	(56,163)	(636,395)	(516,832)	(52,703)	(569,535)

Net investments in real estate	3,211,401	152,465	3,363,866	3,191,216	156,023	3,347,239

Investments in partnerships, at equity	35,102	(35,102)	—	36,164	(36,164)	—
Other assets:
Cash and cash equivalents	29,950	5,256	35,206	9,786	2,925	12,711
Rent and other receivables (2)	46,536	8,118	54,654	57,970	8,491	66,461
Intangible assets, net	53,273	550	53,823	68,296	645	68,941
Deferred costs and other assets, net	81,515	7,032	88,547	80,845	7,841	88,686

TOTAL OTHER ASSETS	246,376	(14,146)	232,230	253,061	(16,262)	236,799

TOTAL ASSETS	$3,457,777	$138,319	$3,596,096	$3,444,277	$139,761	$3,584,038

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,778,676	$183,076	$1,961,752	$1,756,270	$184,064	$1,940,334
Debt premium on mortgage notes payable	3,372	—	3,372	4,026	—	4,026
Exchangeable notes (net of discount of $8,802 and $11,421 as of June 30, 2009 and December 31, 2008, respectively)	205,598	—	205,598	230,079	—	230,079
Credit Facility	445,000	—	445,000	400,000	—	400,000
Senior unsecured term loan	170,000	—	170,000	170,000	—	170,000
Tenants’ deposits and deferred rent	17,172	3,517	20,689	13,112		13,112
Distributions in excess of partnership investments	47,428	(47,428)	—	48,788	(48,788)	—
Accrued construction expenses	29,381	—	29,381	38,859	—	38,859
Fair value of derivative liabilities	15,214	—	15,214	29,169	—	29,169
Other liabilities	48,309	(814)	47,495	55,711	4,485	60,196

TOTAL LIABILITIES	2,760,150	138,351	2,898,501	2,746,014	139,761	2,885,775

Equity:
TOTAL EQUITY	697,627	(32)	697,595	698,263	—	698,263

TOTAL LIABILITIES AND EQUITY	$3,457,777	$138,319	$3,596,096	$3,444,277	$139,761	$3,584,038

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.9 million ($24.9 million wholly owned, $3.0 million partnership) as of June 30, 2009 and $27.1 million ($24.2 million wholly owned, $2.9 million partnership) as of December 31, 2008.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type (1)

(in thousands, except per share amounts)

	June 30, 2009				December 31, 2008
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,261,693	$379,155	$7,101	$3,647,949	$3,136,946	$359,590	$6,264	$3,502,800
Construction in progress	258,852	16,479	76,981	352,312	305,773	35,383	72,818	413,974

TOTAL INVESTMENTS IN REAL ESTATE	3,520,545	395,634	84,082	4,000,261	3,442,719	394,973	79,082	3,916,774
Accumulated depreciation	(551,262)	(84,036)	(1,097)	(636,395)	(491,047)	(77,564)	(924)	(569,535)

Net investments in real estate	2,969,283	311,598	82,985	3,363,866	2,951,672	317,409	78,158	3,347,239

Other assets:
Cash and cash equivalents	18,829	2,035	14,342	35,206	14,888	1,999	(4,176)	12,711
Rent and other receivables (2)	32,933	10,619	11,102	54,654	42,193	10,867	13,401	66,461
Intangible assets, net	46,304	—	7,519	53,823	61,335	—	7,606	68,941
Deferred costs and other assets, net	63,628	10,897	14,022	88,547	60,611	10,763	17,312	88,686

TOTAL OTHER ASSETS	161,694	23,551	46,985	232,230	179,027	23,629	34,143	236,799

TOTAL ASSETS	$3,130,977	$335,149	$129,970	$3,596,096	$3,130,699	$341,038	$112,301	$3,584,038

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,744,859	$206,841	$10,052	$1,961,752	$1,740,564	$191,770	$8,000	$1,940,334
Debt premium on mortgage notes payable	3,372	—	—	3,372	4,026	—	—	4,026
Exchangeable notes (net of discount of $8,802 and $11,421 as of June 30, 2009 and December 31, 2008, respectively)	—	—	205,598	205,598	—	—	230,079	230,079
Credit Facility	—	—	445,000	445,000	—	—	400,000	400,000
Senior unsecured term loan	—	—	170,000	170,000	—	—	170,000	170,000
Tenants’ deposits and deferred rent	18,018	2,501	170	20,689	—	—	—	—
Accrued construction expenses	—	—	29,381	29,381	—	—	—	—
Fair value of derivative liabilities	—	—	15,214	15,214	—	—	—	—
Other liabilities	30,417	—	17,078	47,495	51,368	1,382	88,586	141,336

TOTAL LIABILITIES	1,796,666	209,342	892,493	2,898,501	1,795,958	193,152	896,665	2,885,775

Equity:
TOTAL EQUITY	1,334,311	125,807	(762,523)	697,595	1,334,741	147,886	(784,364)	698,263

TOTAL LIABILITIES AND EQUITY	$3,130,977	$335,149	$129,970	$3,596,096	$3,130,699	$341,038	$112,301	$3,584,038

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $27.9 million ($24.9 million wholly owned, $3.0 million partnership) as of June 30, 2009 and $27.1 million ($24.2 million wholly owned, $2.9 million partnership) as of December 31, 2008.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1)

(in thousands)

	June 30, 2009				December 31, 2008
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$68,468	$31	$15,155	$53,344	$68,069	$26	$13,748	$54,347
Capital City Mall	94,492	—	16,292	78,200	94,613	10	14,579	80,044
Chambersburg Mall	41,993	—	6,218	35,775	41,993	—	5,606	36,387
Cherry Hill Mall	388,810	48,293	44,153	392,950	314,309	89,785	36,058	368,036
Crossroads Mall	34,319	—	6,879	27,440	34,305	—	6,257	28,048
Cumberland Mall	62,028	3	6,222	55,809	59,188	7,032	5,355	60,865
Dartmouth Mall	61,686	—	23,188	38,498	61,660	—	21,840	39,820
Exton Square Mall	146,744	—	21,474	125,270	146,706	—	19,614	127,092
Francis Scott Key Mall	79,144	90	12,389	66,845	75,646	2,780	10,747	67,679
Gadsden Mall	60,415	—	6,557	53,858	57,094	3,007	5,510	54,591
The Gallery at Market East	80,311	85,140	12,519	152,932	80,271	58,013	11,345	126,939
Jacksonville Mall	77,210	9	12,062	65,157	75,772	836	10,633	65,975
Logan Valley Mall	95,634	—	18,024	77,610	95,623	—	16,193	79,430
Lycoming Mall	76,732	—	11,636	65,096	76,720	1	10,240	66,481
Magnolia Mall	86,691	38	20,473	66,256	86,264	—	18,918	67,346
Moorestown Mall	88,238	2,914	19,399	71,753	87,594	2,855	17,439	73,010
New River Valley Mall	57,656	—	10,389	47,267	57,406	6	8,775	48,637
Nittany Mall	42,993	—	7,132	35,861	42,774	—	6,431	36,343
North Hanover Mall	38,360	17,085	6,231	49,214	38,749	16,216	5,501	49,464
Orlando Fashion Square	114,164	231	14,280	100,115	113,861	198	12,599	101,460
Palmer Park Mall	34,515	—	10,978	23,537	34,512	—	10,543	23,969
Patrick Henry Mall	140,267	—	24,342	115,925	139,272	—	21,652	117,620
Phillipsburg Mall	52,855	—	8,324	44,531	52,855	164	7,479	45,540
Plymouth Meeting Mall	110,505	50,304	17,195	143,614	89,682	63,080	14,519	138,243
The Mall at Prince Georges	100,058	177	27,831	72,404	99,912	175	26,054	74,033
South Mall	33,028	—	4,642	28,386	32,797	—	4,173	28,624
Uniontown Mall	38,003	—	7,418	30,585	38,003	—	6,685	31,318
Valley Mall	91,355	17	16,752	74,620	91,165	165	14,965	76,365
Valley View Mall	67,208	—	10,054	57,154	67,207	—	9,082	58,125
Viewmont Mall	87,742	—	12,824	74,918	87,255	—	11,371	75,884
Voorhees Town Center	55,684	20,301	7,839	68,146	45,613	25,376	6,049	64,940
Washington Crown Center	40,241	—	10,668	29,573	40,241	—	9,769	30,472
Willow Grove Park	189,086	23,897	37,076	175,907	188,989	23,755	34,010	178,734
Wiregrass Commons Mall	45,449	5,239	6,352	44,336	41,384	9,020	5,543	44,861
Woodland Mall	178,997	4,711	20,104	163,604	180,606	2,061	17,234	165,433
Wyoming Valley Mall	105,717	—	16,251	89,466	104,266	185	14,310	90,141

Total Consolidated Malls	3,166,798	258,480	529,322	2,895,956	3,042,376	304,746	470,826	2,876,296

Unconsolidated Malls
Lehigh Valley Mall	40,019	35	14,491	25,563	39,810	242	13,720	26,332
Springfield Mall	54,876	337	7,449	47,764	54,760	785	6,501	49,044

Total Unconsolidated Malls	94,895	372	21,940	73,327	94,570	1,027	20,221	75,376

TOTAL MALLS	$3,261,693	$258,852	$551,262	$2,969,283	$3,136,946	$305,773	$491,047	$2,951,672

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate (1) (continued)

(in thousands)

	June 30, 2009				December 31, 2008
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$40,935	$—	$10,507	$30,428	$40,935	$—	$9,937	$30,998
Creekview Center	19,090	—	6,978	12,112	19,090	—	6,520	12,570
Crest Plaza	16,509	—	4,770	11,739	16,509	—	4,447	12,062
The Commons at Magnolia	11,477	478	3,720	8,235	10,119	1,837	3,437	8,519
Monroe Marketplace	43,188	11,491	986	53,693	32,658	22,351	315	54,694
New River Valley Center	26,744	—	1,689	25,055	26,746	—	1,175	25,571
Northeast Tower Center	33,639	—	7,098	26,541	33,630	—	6,666	26,964
Paxton Towne Centre	56,206	—	13,522	42,684	56,115	67	12,680	43,502
Sunrise Plaza	25,843	4,495	1,640	28,698	18,391	11,122	829	28,684

Total Consolidated Strip and Power Centers	273,631	16,464	50,910	239,185	254,193	35,377	46,006	243,564

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,167	—	12,981	29,186	42,168	—	12,203	29,965
The Court at Oxford Valley	27,847	15	7,673	20,189	27,847	6	7,370	20,483
Red Rose Commons	12,562	—	3,320	9,242	12,562	—	3,147	9,415
Whitehall Mall	15,719	—	7,885	7,834	15,719	—	7,644	8,075
Springfield Park	7,229	—	1,267	5,962	7,101	—	1,194	5,907

Total Unconsolidated Strip and Power Centers	105,524	15	33,126	72,413	105,397	6	31,558	73,845

TOTAL STRIP AND POWER CENTERS	$379,155	$16,479	$84,036	$311,598	$359,590	$35,383	$77,564	$317,409

Development Properties
Pitney Road Plaza	$—	$12,323	$—	$12,323	$—	$8,970	$—	$8,970
Springhills	—	32,532	—	32,532	—	31,382	—	31,382
White Clay Point	—	31,405	—	31,405	—	31,004	—	31,004

Total Development Properties	—	76,260	—	76,260	—	71,356	—	71,356

Unconsolidated Development Properties
Pavilion at Market East	6,924	721	1,097	6,548	6,087	1,462	924	6,625

Total Unconsolidated Development Properties	6,924	721	1,097	6,548	6,087	1,462	924	6,625

Other Properties
Land held for development - unconsolidated	177	—	—	177	177	—	—	177

Total Other Properties	177	—	—	177	177	—	—	177

TOTAL DEVELOPMENT AND OTHER	$7,101	$76,981	$1,097	$82,985	$6,264	$72,818	$924	$78,158

TOTAL INVESTMENT IN REAL ESTATE	$3,647,949	$352,312	$636,395	$3,363,866	$3,502,800	$413,974	$569,535	$3,347,239

CONSOLIDATED PROPERTIES	$3,440,429	$351,204	$580,232	$3,211,401	$3,296,569	$411,479	$516,832	$3,191,216

UNCONSOLIDATED PROPERTIES	207,520	1,108	56,163	152,465	206,231	2,495	52,703	156,023

TOTAL INVESTMENT IN REAL ESTATE	$3,647,949	$352,312	$636,395	$3,363,866	$3,502,800	$413,974	$569,535	$3,347,239

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

Pennsylvania Real Estate Investment Trust

Property Redevelopment and Repositioning Summary as of June 30, 2009

NAME OF PROJECT LOCATION	PREIT’s PROJECTED SHARE OF COST(1)	PREIT’S INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CONSTRUCTION COMPLETION
	(in millions)	(in millions)
ENCLOSED MALL
Cherry Hill Mall Cherry Hill, NJ	$218.0	$206.0	6.6%	2007	2009

-Opened Crate & Barrel and The Container Store in November 2007 on two outparcels totaling 59,000 sf;

-Opened a two-level, 138,000 sf Nordstrom in March 2009;

-Opened a 16,500 sf Maggiano’s in March 2009;

-Opened a 9,200 sf Seasons 52 in April 2009;

-Opened an 8,000 sf The Capital Grille in June 2009;

-Opening a 5,500 sf California Pizza Kitchen in August 2009;

-Opened 45,000 sf of a total 88,000 sf of new in-line retail space;

-Net increase in total property GLA will be approximately 95,000 sf;

-Incremental return based on estimated net operating income in projected stabilization year of 2011.

The Gallery at Market East Philadelphia, PA	81.6	85.2	7.6%	2008	2011

-Opening 224,100 sf of office space on the 4th, 5th, and 6th floors of the vacant former Strawbridge’s store, expected to be occupied by the Commonwealth of Pennsylvania, in August 2009;

-Remaining 328,390 sf is to be used for future development.

-Incremental return based on estimated net operating income in projected stabilization year of 2011.

Plymouth Meeting Mall Plymouth Meeting, PA	96.6	89.9	8.0%	2007	2009

-Opened P.F. Chang’s China Bistro and California Pizza Kitchen, totaling 13,000 sf, in May 2008;

-Opened 10,000 sf Redstone American Grill in June 2008;

-Opened 35,000 sf Dave and Buster’s in July 2008:

-Opened 4,000 sf Citibank outparcel in October 2008;

-Opened 6,800 sf Benihana in December 2008;

-Opened 20,000 sf of a total of 38,000 sf of new retail space;

-Opening a 65,000 sf Whole Foods Market in 2009;

-Net increase in property GLA will be approximately 142,000 sf;

-Incremental return based on estimated net operating income in projected stabilization year of 2012.

Wiregrass Commons Mall Dothan, AL	12.8	9.2	7.5%	2008	2009

-Purchased 65,000 sf former Parisian store and expanded to an 85,000 sf Belk, which opened in October 2008;

-Former McRae’s anchor will be filled with a 95,000 sf Burlington Coat Factory, which was delivered in the 4th Quarter of 2008 and expected to open in the 3rd Quarter of 2009;

-Interior mall renovation was completed in the 4th Quarter of 2008.

-Incremental return based on estimated net operating income in projected stabilization year of 2010.

MIXED USE
Voorhees Town Center Voorhees, NJ	83.0	61.6	7.8%	2007	2010

-Phase I

-Reduced mall GLA by 470,000 sf to 654,000 sf;

-Opened 50,000 sf office building in May 2008;

-Opened 10,000 sf The Learning Center in August 2008;

-Phase II

-Opening a mixed use town center of approximately 140,000 sf, including:

-Opened Rizzieri Masters Salon in April 2009;

-Opened Rizzieri Aveda School for Beauty and Wellness in May 2009;

-Opening 16,000 sf of outparcel space;

--Opened 39 residential units for leasing. A total of approximately 425 residential units to be constructed. The residential units are being constructed by our development partners and their affiliates.

-Net reduction in property GLA will be approximately 244,000 sf;

-Incremental return based on estimated net operating income in projected stabilization year of 2012.

(1)	PREIT’s projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust

Development Property Summary as of June 30, 2009

NAME OF PROJECT LOCATION	TOTAL PROJECTED PROPERTY GLA (sq ft) (1)	PREIT’s PROJECTED SHARE OF COST (2)	PREIT’s INVESTMENT TO DATE	EXPECTED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED DATE OF COMPLETION	% LEASED	% OCCUPIED
		(in millions)	(in millions)
DEVELOPMENT PROPERTIES
POWER CENTERS
Pitney Road Plaza
Lancaster, PA	227,000	$18.8	$12.3	10.1%	2008	2009	95%	0%
-Opening a 169,000 sf Lowe’s in the 3rd Quarter of 2009;
-Opening a 46,000 sf Best Buy in the 4th Quarter of 2009;
-Balance of the center will be comprised of outparcels totaling approximately 12,000 sf.
MIXED USE
White Clay Point (3)
Landenberg, PA	TBD	TBD	43.2	TBD	TBD	TBD	N/A	N/A
-The planned development includes retail and other mixed uses, including a residential component, to be completed in multiple phases.
Springhills Gainesville, FL	TBD	TBD	32.5	TBD	TBD	TBD	N/A	N/A

-540 acres of land were acquired in 2006. Site development is the subject of litigation commenced by the Company in June 2007 following action by the Alachua County Board of Supervisors refusing to authorize the Company’s development plans.

OTHER
Pavilion at Market East
Philadelphia, PA	TBD	TBD	0.7	TBD	TBD	TBD	N/A	N/A
-The Partnership’s development plans for the Pavilion at Market East are under review. The Company retains a 40% interest in the partnership.

(1)	Includes tenants that purchased their respective land.
(2)	PREIT’s projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(3)	Amount invested as of June 30, 2009 excludes an $11.8 million impairment charge that was recorded in the 4th Quarter of 2008.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Three months ended June 30, 2009			Six months ended June 30, 2009
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$23,643	$17	$23,660	$81,179	$(434)	$80,745
New development projects	3,046	—	3,046	6,198	96	6,294
Tenant allowances	3,016	131	3,147	5,493	238	5,731
Recurring capital expenditures:
CAM expenditures	2,678	—	2,678	2,999	—	2,999
Non-CAM expenditures	779	—	779	791	2	793

Total recurring capital expenditures	3,457	—	3,457	3,790	2	3,792

Total	$33,162	$148	$33,310	$96,660	$(98)	$96,562

Pennsylvania Real Estate Investment Trust

Debt Analysis as of June 30, 2009

(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage notes payable (2)	$1,771,996	63.6%	$10,052	0.3%	$1,782,048	63.9%
Unconsolidated mortgage notes payable	71,926	2.6%	111,150	4.0%	183,076	6.6%
Exchangeable notes (3)	205,598	7.4%	—	0.0%	205,598	7.4%
Credit Facility	—	0.0%	445,000	16.0%	445,000	16.0%
Senior unsecured term loan	170,000	6.1%	—	0.0%	170,000	6.1%

TOTAL OUTSTANDING DEBT	$2,219,520	79.7%	$566,202	20.3%	$2,785,722	100.0%

AVERAGE INTEREST RATE	5.64%		1.60%		4.82%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes debt premium of $3,372
(3)	Includes debt discount of $8,802

		Average Debt Balance
		Mortgage Debt (1)	Credit Facility	Senior Unsecured Term Loan	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	3/31/2009	$1,940,128	$447,000	$170,000	$239,400	$(10,568)	$2,785,960
Credit Facility repayment, net		—	(2,000)	—	—	—	(2,000)
Lycoming Mall Financing		28,000	—	—	—	—	28,000
Pitney Road Plaza Financing		4,436	—	—	—	—	4,436
Exchangeable notes discount amortization		—	—	—	—	1,766	1,766
Repurchase of exchangeable notes		—	—	—	(25,000)	—	(25,000)
One Cherry Hill Plaza Principal Payment		(2,384)	—	—	—	—	(2,384)
Debt amortization (2)		(5,056)	—	—	—	—	(5,056)

Ending Balance	6/30/2009	$1,965,124	$445,000	$170,000	$214,400	$(8,802)	$2,785,722

Weighted Average Balance		$1,941,246	$463,253	$170,000	$239,400	$(10,330)	$2,803,569

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Credit Facility	Senior Unsecured Term Loan (2)	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2009	$9,973	$628	$82,871	$—	$—	$—	$(1,400)	$92,072
2010	21,151	1,175	105,912	445,000	170,000	—	(2,932)	740,306
2011	21,857	1,153	143,788	—	—	—	(3,115)	163,683
2012	19,085	416	378,679	—	—	214,400	(1,355)	611,225
2013	13,512	—	402,723	—	—	—	—	416,235
2014	11,958	—	92,255	—	—	—	—	104,213
2015	10,903	—	270,799	—	—	—	—	281,702
Thereafter	2,819	—	373,467	—	—	—	—	376,286

	$111,258	$3,372	$1,850,494	$445,000	$170,000	$214,400	$(8,802)	$2,785,722

(1)

The weighted average period to mortgage maturity is 4.51 years. Excludes debt premium. Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.

(2)	The senior unsecured term loan has a one year extension option, if certain conditions are met.

Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP)
Year	Balance	Interest Rate	Balance	Interest Rate
2009	$83,023	2.62%	$83,023	2.53%
2010	106,221	5.59%	106,221	5.59%
2011	146,903	6.40%	146,903	6.40%
2012	400,190	6.05%	400,190	5.67%
2013	413,558	5.42%	413,558	5.42%
2014	97,752	7.50%	97,752	7.50%
Thereafter	714,105	5.66%	714,105	5.66%

Total	$1,961,752	5.58%	$1,961,752	5.49%

Pennsylvania Real Estate Investment Trust

Debt Schedule as of June 30, 2009

(in thousands)

	Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity
	Mortgage Debt	Debt Premium/(Discount)	Total					Maturity Date
Fixed Rate Mortgage Debt
Red Rose Commons (2)	$12,386	$—	$12,386	7.66%	7.66%	$1,220	$12,386	May 2009
Valley View Mall	34,487	29	34,516	6.15%	5.75%	2,773	34,335	Oct 2009
Springfield Park	1,457	—	1,457	7.79%	7.79%	203	1,412	Jan 2010
Creekview Center (3) (4)	19,712	—	19,712	5.56%	5.56%	1,104	19,448	June 2010
Christiana Center (3) (5)	45,000	—	45,000	5.87%	5.87%	2,642	45,000	June 2011
Paxton Towne Centre (3) (5)	54,000	—	54,000	5.84%	5.84%	3,152	54,000	July 2011
The Court at Oxford Valley	17,912	—	17,912	8.02%	8.02%	2,319	16,003	July 2011
Metroplex Shopping Center	29,991	—	29,991	7.25%	7.25%	2,681	28,785	Oct 2011
Capital City Mall	50,006	2,200	52,206	7.61%	5.50%	4,603	47,898	Feb 2012
New River Valley Center (3) (5)	16,202	—	16,202	5.75%	5.75%	1,241	15,334	Mar 2012
Beaver Valley Mall	44,344	—	44,344	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (3)	4,091	—	4,091	5.90%	5.90%	245	3,708	Aug 2012
Cherry Hill Mall	189,214	—	189,214	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	55,000	—	55,000	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	41,333	1,143	42,476	6.50%	5.40%	3,413	38,782	Nov 2012
Dartmouth Mall	63,244	—	63,244	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	58,049	—	58,049	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (3) (5)	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (3) (5)	68,000	—	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (3) (5)	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (3)	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (3)	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	69,752	—	69,752	7.50%	7.50%	5,873	66,733	Jan 2014
Lycoming Mall	28,000	—	28,000	6.84%	6.84%	2,341	25,522	Jul 2014
Magnolia Mall	62,334	—	62,334	5.33%	5.33%	4,413	54,965	July 2015
Patrick Henry Mall	95,918	—	95,918	6.34%	6.34%	6,133	83,210	Oct 2015
Willow Grove Park	152,114	—	152,114	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	88,572	—	88,572	5.49%	5.49%	5,014	78,835	Mar 2016
Woodland Mall	156,186	—	156,186	5.58%	5.58%	8,397	140,484	Apr 2016
Cumberland Mall Loan #2	2,892	—	2,892	5.00%	5.00%	206	—	Feb 2017
The Mall at Prince Georges	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	6,089	—	6,089	7.00%	7.00%	574	4,148	Nov 2018

Total Fixed Rate Mortgage Debt	1,840,550	3,372	1,843,922	5.86%	5.77%	123,432	1,729,292

Variable Rate Mortgage Debt
Springfield Mall (6)	36,150	—	36,150	1.60%	1.60%	1,144	36,150	Dec 2009
Pitney Road Plaza (7)	4,436	—	4,436	5.00%	5.00%	222	4,436	May 2010
Lehigh Valley Mall (8)	75,000	—	75,000	0.88%	0.88%	1,320	75,000	Aug 2010
One Cherry Hill Plaza (9)	5,616	—	5,616	1.62%	1.62%	91	5,616	Aug 2010

Total Variable Rate Mortgage Debt	121,202	—	121,202	1.28%	1.28%	2,777	121,202

Total Mortgage Debt	$1,961,752	$3,372	$1,965,124	5.58%	5.49%	$126,208	$1,850,494

CONSOLIDATED MORTGAGES	$1,778,676	$3,372	$1,782,048	5.78%	5.69%	$116,502	$1,672,902
UNCONSOLIDATED MORTGAGES	183,076	—	183,076	3.59%	3.59%	9,706	177,592
EXCHANGEABLE NOTES	214,400	(8,802)	205,598	4.00%	4.00%	8,576	214,400
CREDIT FACILITY	445,000	—	445,000	1.72%	1.72%	7,654	—
SENIOR UNSECURED TERM LOAN (10) (11)	170,000	—	170,000	5.29%	5.29%	8,987	170,000

Total	$2,791,152	$(5,430)	$2,785,722	4.82%	4.77%	$151,425	$2,234,894

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The partnership and the partners are currently engaged in discussions with the mortgage holder, following the maturity date of the loan and a default notice.
(3)	The mortgage has been swapped to a fixed interest rate presented.
(4)	The mortgage has three, one-year renewal options.
(5)	The mortgage has two, one-year renewal options.
(6)	The mortgage has three, one-year renewal options. The second option was exercised in December 2008 for the period December 2008 to December 2009.
(7)	The construction loan can be drawn on up to $10 million.
(8)	The mortgage has three, one-year renewal options. The third option was exercised in July 2009 for the period August 2009 to August 2010.
(9)	The mortgage has two one-year renewal options. The first option was exercised in June 2009 for the period August 2009 to August 2010.
(10)	The interest rate for the senior unsecured Term Loan was swapped to a fixed rate of 5.29%.
(11)	The senior unsecured Term Loan has a one year extension option.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios (1)

June 30, 2009
Total Liabilities to Gross Asset Value	64.61%
Ratio of Total Liabilities to Gross Asset Value is less than or equal to 65%, provided that such ratio may exceed 65% for one period of two consecutive fiscal quarters but may not exceed 70%.

Secured Debt Limitation	43.91%
Secured debt may not exceed 60% of Gross Asset Value

EBITDA to Interest Expense	1.96
EBITDA may not be less than 1.70 to 1.00

Adjusted EBITDA to Fixed Charges	1.70
Adjusted EBITDA may not be less than 1.50 to 1.00

Minimum Debt Yield	9.97%
The ratio of EBITDA to total indebtedness may not be less than 9.75%, provided that such ratio may be less than 9.75% for one period of two consecutive fiscal quarters but may not be less than 9.25%.

(1)

The Credit Facility dated as of November 20, 2003, as amended, and the Term Loan Agreement dated as of September 3, 2008 contain affirmative and negative covenants customarily found in agreements of these types, as well as requirements that the Company maintain, on a consolidated basis, certain financial ratios. (All capitalized terms used on this page have the meanings ascribed to such terms in the Credit Agreement and the Term Loan Agreement.) In addition to the ratios set forth herein, there are several other ratios under these agreements with which the Company must comply, all of which are described in the Company’s Annual Report on Form 10-K, as amended, in the section entitled “Management’s Discussion and Analysis of Financial Conditions and Results of Operations—Liquidity and Capital Resources.” The Company has filed the agreements, as amended, which set forth the definitions of the terms used in the ratios, with the Securities and Exchange Commission.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Vanguard Group, Inc.	3,580,163
Barclays Global Investors, N.A.	3,254,921
State Street Global Advisors (US)	1,508,330
Pacific Heights Asset Management, LLC	900,000
OppenheimerFunds, Inc.	606,512
Veritable, L.P.	551,542
Dimensional Fund Advisors, LP	451,703
Northern Trust Investments, N.A.	337,495
Quantitative Management Associates LLC	317,552
J.P. Morgan Investment Management Inc. (New York)	284,500

TOTAL of Ten Largest Institutional:	11,792,718
TOTAL of all Institutional Holders:	19,973,900
Ten Largest as % of Total Institutional:	59.0%

(1)	Based on 13F and 13G filings as of June 30, 2009 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2008
Institutional (1)	19,973,900	43.8%	24,738,712
Retail (2)	21,310,499	46.7%	12,783,541
Insiders (3)	4,317,448	9.5%	4,147,196

TOTAL	45,601,847	100.0%	41,669,449

(1)	Based on 13F and 13G filings as of June 30, 2009 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of April 15, 2009 (Shares and OP Units only). Excludes 143,250 exercisable options. See proxy statement dated April 20, 2009 for more details.

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations, which is a non-GAAP measure, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. The Company computes Funds From Operations by taking the amount determined pursuant to the NAREIT definition and subtracting dividends on preferred shares (“FFO”)(for periods during which the Company had preferred shares outstanding).

Funds From Operations is a commonly used measure of operating performance and profitability in the REIT industry and we use FFO as a supplemental non-GAAP measure to compare our Company’s performance to that of our industry peers. Similarly, FFO per diluted share is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities. In addition, we use FFO and FFO per diluted share as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, less dividends on preferred shares (for periods during which the Company had preferred shares outstanding), which may not be comparable to Funds From Operations reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company. FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations, gains on sales of interests in real estate, other expenses and gain on extinguishment of debt.

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.